UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: February 8, 2007

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                   1-9494                13-3228013
(State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)           File Number)          Identification No.)


  727 Fifth Avenue, New York, New York                       10022
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01   Other Events.

Registrant makes various grants and provides various benefits, to its directors, executive officers and other management employees pursuant to various retirement plans, formal agreements and informal agreements. Amended and Restated awards, terms and agreements effective February 1, 2007 are attached as exhibits hereto and are incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

    (c)     Exhibits


            10.114 1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of February 1, 2007.

            10.138 2004 Tiffany and Company Un-Funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of February 1, 2007.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TIFFANY & CO.


                                     /s/ Patrick B. Dorsey
                               BY:   ______________________________________
                                     Patrick B. Dorsey
                                     Senior Vice President, General Counsel
                                     and Secretary



Date: February 8,2007


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                                  EXHIBIT INDEX


Exhibit No.       Description


     10.114 1994 Tiffany and Company Supplemental Retirement Income Plan, Amended and Restated as of February 1, 2007.

     10.138 2004 Tiffany and Company Un-Funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of February 1, 2007.